EXHIBIT 10.12

                                  IMATION CORP.

                    1996 DIRECTORS STOCK COMPENSATION PROGRAM
                         (AS AMENDED - JANUARY 24, 1997)

                               SECTION 1. PURPOSE

         The purpose of the Program is to attract and retain well-qualified persons for service as nonemployee directors of the Company and to promote identity of interest between directors and stockholders of the Company. It is intended that the 1996 Directors Stock Compensation Program will provide for the granting to participants of stock options, restricted stock, restricted stock units, common stock and/or other stock-based awards.

         The Program is designed and intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as such Rule may be amended from time to time, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

                             SECTION 2. DEFINITIONS

         (a) "Accounting Date" shall mean the first business day following the annual meeting of stockholders of the Company; provided, that for the Plan Year that begins on the Effective Date, Accounting Date shall mean the Effective Date.

         (b) "Basic Fee" shall mean the annual retainer payable to an Eligible Director with respect to each Plan Year (at the annual rate in effect on the Accounting Date of such Plan Year) for such Eligible Director's services on the Board and as the chairperson of any committee of the Board (exclusive of any Meeting Fees).

         (c)  "Board" shall mean the Board of Directors of the Company.

         (d) "Change in Control Price" of the Common Stock shall equal the higher of (i) if applicable, the price paid for the Common Stock in the transaction constituting a Change in Control (as defined in Section 10) and (ii) the Fair Market Value of the Common Stock as of the last trading day preceding the date of the Change in Control.

         (e)  "Committee" shall mean the Compensation Committee of the Board.

         (f) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

         (g)  "Company" shall mean Imation Corp.

         (h) "Distribution" shall mean the distribution by Minnesota Mining and Manufacturing Company to its stockholders of shares of Common Stock of the Company.

         (i) "Dividend Equivalent Right" shall mean a right, described in
Section 7(b) hereof, of a holder of Restricted Stock Units with respect to certain dividends paid on outstanding shares of Common Stock.

         (j) "Effective Date" shall mean the effective date of the Distribution.

         (k) "Election Form" shall mean the Election Form attached as Exhibit A hereto or such other form as may be deemed acceptable by the Secretary of the Company from time to time.

         (l) "Eligible Director" shall mean each member of the Board who is not at the time of reference an employee of the Company or any of its subsidiaries.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Fair Market Value" as of any date shall mean the average of the high and low prices for Common Stock on such date, as reported on the New York Stock Exchange Composite Transactions, rounded upwards to the nearest $0.05; provided, however that the Fair Market Value as of the Effective Date shall mean the average of the daily averages of the high and low prices for Common Stock, as reported on the New York Stock Exchange Composite Transactions, on each day during the five consecutive trading days commencing on the Effective Date, rounded upwards to the nearest $0.05.

         (o) "Meeting Fees" shall mean the amounts payable to an Eligible Director in arrears on any Quarterly Payment Date with respect to attendance at meetings of the Board or any committee of the Board (exclusive of any Basic
Fee).

         (p) "Options" shall mean the stock options issued pursuant to Section 5 or 8 hereof.

         (q) "Plan Year" shall mean the twelve-month period commencing on the Accounting Date; provided, that the first Plan Year of the Program shall commence on the Effective Date and end on the date of the first annual meeting of stockholders of the Company.

         (r) "Program" shall mean the Company's 1996 Directors Stock Compensation Program, as amended from time to time.

         (s) "Proration Fraction" shall mean a fraction, the numerator of which is the number of days from the date an Eligible Director first becomes an Eligible Director to the date of the next succeeding annual meeting of stockholders and the denominator of which is 365.

         (t) "Quarterly Payment Date" shall mean the date established by the Company from time to time for payment, in arrears, of all Meeting Fees earned by Eligible Directors during the preceding three-month period.

         (u) "Restricted Stock Unit" shall mean a right to receive payment of the Fair Market Value of one share of Common Stock in accordance with the conditions set forth in Section 7 hereof or conditions established by the Committee pursuant to Section 8 hereof.

         (v) "Restricted Stock" shall mean Common Stock subject to the restrictions set forth in Section 6 hereof or restrictions established by the Committee pursuant to Section 8 hereof.

         (w) "Rule 16b-3" shall mean Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

                            SECTION 3. ADMINISTRATION

         The Program shall be administered by the Committee. In administering the Program, it will be necessary to follow various laws and regulations. It may be necessary from time to time to change or waive requirements of the Program to conform with the law, to meet special circumstances not anticipated or covered in the Program, or to carry on successful operation of the Program, and in connection therewith, the Committee shall have the full power and authority to:

         (a) Prescribe, amend, and rescind rules and regulations relating to the Program, establish procedures deemed appropriate for its administration, and make any and all other determinations not herein specifically authorized which may be necessary or advisable for its effective administration;

         (b) Make any amendments to or modifications of the Program which may be required or necessary to make the Program set forth herein comply with the provisions of any laws, federal or state, or any regulations issued thereunder, and to cause the Company at its expense to take any action related to the Program which may be required under such laws or regulations;

         (c) Contest on behalf of the Eligible Directors or the Company, at the sole discretion of the Committee and at the expense of the Company, any ruling or decision on any issue related to the Program, and conduct any such contest and any resulting litigation to a final determination, ruling, or decision; and

         (d) Grant other stock-based awards under the Program, as provided in
Section 8 hereof.

                    SECTION 4. SHARES SUBJECT TO THE PROGRAM

         (a) No more than 800,000 shares of Common Stock, subject to adjustment pursuant to Section 9 hereof, shall be available for issuance under the Program.

         (b) Shares of Common Stock issued under the Program may consist in whole or in part of authorized and unissued shares or of treasury shares, and no fractional shares shall be issued under the Program. Cash shall be paid in lieu of any fractional shares issuable under the Program.

                       SECTION 5. ANNUAL GRANT OF OPTIONS

         (a)  Annual Grant.

                           (i) As of the Effective Date, each Eligible Director
                  shall automatically be granted an Option pursuant to the Program to purchase 10,000 shares of Common Stock.

                           (ii) Following the Effective Date, each new Eligible
                  Director (one who has not previously been granted Options under this Section 5) shall automatically be granted an Option pursuant to this Section 5 to purchase the number of whole shares of Common Stock equal to 10,000 multiplied by the Proration Fraction, as of the date such Eligible Director first becomes an Eligible Director.

                           (iii) Following the Effective Date, each Eligible
                  Director who continues to serve on the Board immediately following an annual meeting of stockholders shall be granted an Option to purchase 10,000 shares of Common Stock as of the date of such meeting.

                           (iv) All Options granted under this Section 5 shall
                  be granted at an option price equal to the Fair Market Value of the Common Stock on the date of grant.


         (b) Terms and Conditions of Options.

                           (i) Subject to paragraph (ii) below, each Option
                  granted under this Section 5 shall vest and become exercisable as to all shares of Common Stock underlying such Option on the date of the annual meeting of stockholders next succeeding the date of grant.

                           (ii) Notwithstanding paragraph (i) above, all
                  outstanding and previously unvested Options of an Eligible Director granted under this Section 5 shall immediately vest and become fully exercisable upon the Eligible Director's death or disability or upon a Change of Control (as defined in Section 10). If an Eligible Director otherwise terminates service as an Eligible Director, any Options granted under this Section 5 that have not become exercisable shall be forfeited as of the date of such termination of service. Subject to the foregoing, each Option shall expire on the date that is ten years following the date of grant (the "Expiration Date").

                           (iii) Options shall be exercised by written notice to
                  the Secretary of the Company in such form as is from time to time prescribed by the Committee and by the payment in full, in cash or previously owned shares of Common Stock, of the aggregate option price of the shares of Common Stock for which the Option is being exercised. To the extent that an Option is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable until the Expiration Date. Partial exercise shall be permitted from time to time, provided that partial exercises shall be in multiples of one hundred shares of Common Stock.

                           (iv) If for any reason during the term of a vested,
                  unexercised and unexpired Option, the Eligible Director shall cease to be a member of the Board, such Option may be exercised, to the extent exercisable at the time of such termination of service, by the Eligible Director (or, in the event of such Eligible Director's death, such Eligible Director's estate) until the earlier of (A) the second anniversary of the date that the Eligible Director ceases to be a member of the Board and (B) the Expiration Date.

                  SECTION 6. ANNUAL GRANT OF RESTRICTED STOCK

                  (a)  Annual Grant.

                           (i) As of each Accounting Date commencing with the
                  Effective Date, each Eligible Director shall automatically be granted a number of shares of Restricted Stock (excluding fractional shares, which shall be paid in cash), the number of which shall be calculated by dividing 25% of his or her Basic Fee payable with respect to the Plan Year that commences on such Accounting Date by the Fair Market Value of one share of Common Stock on such Accounting Date.

                           (ii) Each new Eligible Director who is first elected
                  to the Board between annual meetings of stockholders shall automatically be granted a number of shares of Restricted Stock (excluding fractional shares, which shall be paid in cash), the number of which shall be calculated by (A) multiplying 25% of his or her Basic Fee payable with respect to the Plan Year in which the Eligible Director is first elected to the Board by the Proration Fraction and (B) dividing the product resulting from clause (A) by the Fair Market Value of one share of Common Stock on the date that the Eligible Director is first elected to the Board.

                           (b) Terms and Conditions of Restricted Stock.

                           (i) Vesting. Each share of Restricted Stock granted
                  under this Section 6 shall vest in full on the third anniversary of the date of grant; provided, however, that all outstanding and previously unvested shares of Restricted Stock of an Eligible Director granted under this Section 6 shall immediately vest in full upon the Eligible Director's death or disability or upon a Change of Control (as defined in Section
                  10).

                           (ii) Restrictions on Transfer. Until shares of
                  Restricted Stock vest in accordance with paragraph (b)(i) of this Section 6, such shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered, and no attempt to transfer such shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such shares.

                           (iii) Issuance and Custody of Certificate. The
                  Company shall cause to be issued one or more stock certificates, registered in the name of the Eligible Director, evidencing the shares of Restricted Stock. Each such certificate shall bear the following legend:

                  "The transferability of this certificate and the shares of Common Stock represented hereby are subject to the restrictions, terms and conditions (including restrictions against transfer) contained in the Imation Corp. 1996 Directors Stock Compensation Program. Copies of such Program are on file with the Secretary of Imation Corp. at the principal executive offices of Imation Corp."

                  Each certificate issued pursuant to this Section 6 shall be deposited by the Company with the Secretary of the Company or a custodian designated by the Secretary. Upon request, the Secretary or such custodian shall issue a receipt to the Eligible Director evidencing the certificate or certificates held which are registered in the name of the Eligible Director. After any shares of Restricted Stock vest in accordance with paragraph (b)(i) of this Section 6, the Company shall promptly cause to be issued a certificate or certificates evidencing such vested shares, free of the legend provided above and shall cause such certificate or certificates and any additional shares of Common Stock, any securities and any other property held in custody with respect to such vested shares pursuant to paragraph (b)(iv) of this Section 6 to be delivered to the Eligible Director or the Eligible Director's legal representatives, beneficiaries or heirs.

                  (iv) Distributions and Adjustments. If all or any portion of the shares of Restricted Stock vest in the Eligible Director subsequent to any change in the number or character of the shares of Common Stock (through merger, consolidation, reorganization, recapitalization, stock dividend or otherwise), the Eligible Director shall then receive upon such vesting the number and type of securities or other consideration which the Eligible Director would have received if such shares had vested prior to the event changing the number or character of outstanding shares of Common Stock. Any additional shares of Common Stock, any other securities of the Company and any other property (except for cash dividends or other cash distributions) distributed with respect to the shares of Restricted Stock prior to the date the shares of Restricted Stock vest shall be subject to the same restrictions, terms and conditions as the shares of Restricted Stock. Any cash dividends or other cash distributions payable with respect to the shares of Restricted Stock shall be distributed to the Eligible Director at the same time cash dividends or other cash distributions are distributed to stockholders of the Company generally. Any additional shares of Common Stock, any securities and any other property (except for cash dividends or other cash distributions) distributed with respect to the shares of Restricted Stock prior to the date such shares vest shall be promptly deposited with the Secretary or the custodian designated by the Secretary to be held in custody in accordance with paragraph (b)(iii) of this Section 6.

                  (v) Rights of Holder. Eligible Directors shall have none of the rights of a shareholder with respect to shares of Restricted Stock until such shares shall have vested in the Eligible Director as provided herein, except the rights to receive all cash dividends or other cash distributions and the right to vote.

                         SECTION 7. ELECTIONS TO RECEIVE
                     COMMON STOCK OR RESTRICTED STOCK UNITS

         (a) Elections.

                  (i) For the Plan Year commencing with the Effective Date, each Eligible Director shall have the option, at his or her election, to receive as of November 14, 1996, in lieu of cash payment therefor, a number of shares of Common Stock (excluding fractional shares, which shall be paid in cash) and/or Restricted Stock Units (including fractional Restricted Stock Units), up to the number which is calculated by dividing 50% of his or her Basic Fee payable with respect to such Plan Year by the Fair Market Value of one share of Common Stock on November 14, 1996. To be effective, any such election shall be made by submitting a completed and executed Election Form to the Secretary of the Company prior to November 14, 1996.

                  (ii) As of each Accounting Date following the Effective Date, each Eligible Director shall have the option, at his or her election, to receive, in lieu of cash payment therefor, a number of shares of Common Stock (excluding fractional shares, which shall be paid in cash) and/or Restricted Stock Units (including fractional Restricted Stock Units) up to the number which is calculated by dividing 75% of his or her Basic Fee payable with respect to the Plan Year that commences on such Accounting Date by the Fair Market Value of one share of Common Stock on such Accounting Date. To be effective, any such election shall be made by submitting a completed and executed Election Form to the Secretary of the Company prior to such Accounting Date.

                  (iii) Each new Eligible Director who is first elected to the Board between annual meetings of stockholders shall have the option, at his or her election, to receive, in lieu of cash payment therefor, a number of shares of Common Stock (excluding fractional shares, which shall be paid in cash) and/or Restricted Stock Units (including fractional Restricted Stock Units) up to the number owhich is calculated by (A) multiplying 75% of his or her Basic Fee payable with respect to the Plan Year in which the Eligible Director is first elected to the Board by the Proration Fraction and (B) dividing the product resulting from clause (A) by the Fair Market Value of one share of Common Stock on the date that the Eligible Director is first elected to the Board. To be effective, any such election shall be made by submitting a completed and executed Election Form to the Secretary of the Company prior to the date that the Eligible Director is first elected to the Board.

                  (iv) As of each Quarterly Payment Date following November 14, 1996, each Eligible Director shall have the option, at his or her election, to receive, in lieu of cash payment therefor, a number of shares of Common Stock (excluding fractional shares, which shall be paid in cash) and/or Restricted Stock Units (including fractional Restricted Stock Units) up to the number which is calculated by dividing the amount of his or her Meeting Fees payable on such Quarterly Payment Date by the Fair Market Value of one share of Common Stock on such Quarterly Payment Date. To be effective, any such election shall be made by submitting a completed and executed Election Form to the Secretary of the Company prior to the immediately preceding Quarterly Payment Date or, in the case of the first Quarterly Payment Date following November 14, 1996, prior to November 14, 1996.

         (b) Terms and Conditions of Restricted Stock Units.

                  (i) Restricted Stock Unit Account. Upon the grant of Restricted Stock Units to an Eligible Director, such units shall be credited to an account established for such Eligible Director. Each Eligible Director shall receive an annual statement showing the number of Restricted Stock Units that have been credited to the Eligible Director's account under the Program.

                  (ii) Dividend Equivalent Rights. Outstanding Restricted Stock Units shall be credited with Dividend Equivalent Rights based upon dividends paid on outstanding shares of Common Stock from the date such Restricted Stock Units are granted to the date of payment in respect of such Restricted Stock Units. Such Dividend Equivalent Rights, once credited, shall be converted into an equivalent number of Restricted Stock Units (including fractional Restricted Stock Units). If a dividend is paid in cash, each Eligible Director shall be credited, as of each applicable dividend payment date, in accordance with the following formula:

                                   (A x B) / C

         in which "A" equals the number of Restricted Stock Units held by the Eligible Director on the dividend payment date, "B" equals the cash dividend per share and "C" equals the Fair Market Value per share of Common Stock on the dividend payment date. If a dividend is paid in property other than cash, Dividend Equivalent Rights shall be credited, as of the applicable dividend payment date, in accordance with the formula set forth above, except that "B" shall equal the fair market value per share of the property that the Eligible Director would have received in respect of the number of shares of Common Stock equal to the number of Restricted Stock Units held by the Eligible Director as of the dividend payment date, had such shares been owned as of the record date for such dividend.

                  (iii) Time of Payment. All payments in respect of an Eligible Director's Restricted Stock Units shall be made as soon as practicable following the earlier of (A) the date the Eligible Director has elected to receive payment pursuant to the applicable Election Form and (B) the occurrence of a Change in Control.

                  (iv) Form of Payment. Payment in respect of Restricted Stock Units shall be made in one lump sum payment in the form of shares of Common Stock. For purposes of the preceding sentence, any payment made upon the occurrence of a Change in Control in full or partial payment of Restricted Stock Units shall equal the Change in Control Price multiplied by the number of shares (including fractional shares) of Common Stock relating to the Restricted Stock Units with respect to which such cash payment is being made.

                       SECTION 8. OTHER STOCK-BASED AWARDS

         The Committee is hereby authorized to grant Eligible Directors such other awards under the Program that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as are deemed by the Committee to be consistent with the purpose of the Program (including, without limitation, Options, Restricted Stock or Restricted Stock Units in lieu of or in addition to those granted pursuant to Sections 5, 6 and 7 hereof, respectively); provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Program and any applicable award agreement, the Committee shall determine the terms and conditions of any such awards.

             SECTION 9. EFFECTS OF CERTAIN CHANGES IN CAPITALIZATION

         In the event of any recapitalization, stock split, reverse stock split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affecting the Common Stock, the maximum number or class of shares available under the Program, the number or class of shares, and exercise price, of Common Stock subject to outstanding Options, the number or class of shares of Common Stock to be subject to Options automatically granted to Eligible Directors, the number or class of shares of Restricted Stock or Restricted Stock Units to be granted, delivered or credited hereunder, and the number or class of shares and the terms of any other outstanding stock-based awards granted hereunder, as the case may be, shall be adjusted by the Committee to reflect any such event.

                          SECTION 10. CHANGE IN CONTROL

                  (a) For purposes of this Section 10, the following words and phrases shall have the meanings indicated below, unless the context clearly indicates otherwise:

                           (i) "Person" shall have the meaning associated with
                  that term as it is used in Sections 13(d) and 14(d) of the Act.

                           (ii) "Affiliates and Associates" shall have the
                  meanings assigned to such terms in Rule 12b-2 promulgated under Section 12 of the Act.

                           (iii) "Act" shall mean the Securities Exchange Act of
                  1934.

                           (iv) "Continuing Directors" shall have the meaning
                  assigned to such term in Article Thirteenth of the Company's Restated Certificate of Incorporation.

                           (v) "Code" shall mean the Internal Revenue Code of
                  1986, as amended.

         (b) For purposes of the Program, a Change in Control of the Company shall be deemed to have occurred if:

                           (i) any Person (together with its Affiliates and
                  Associates), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as that term is defined in Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, unless a majority of the Continuing Directors of the Company's Board of Directors prior to that time have determined in their sole discretion that, for purposes of this Program, a Change in Control of the Company has not occurred; or

                           (ii) the Continuing Directors of the Company's Board
                  of Directors shall at any time fail to constitute a majority of the members of such Board of Directors.

                           SECTION 11. TERM OF PROGRAM

         The Program was approved by Minnesota Mining and Manufacturing Company, as sole stockholder of the Company, and shall become effective as of the Effective Date. This Program shall remain in effect until all authorized shares have been issued, unless sooner terminated by the Board.

                       SECTION 12. AMENDMENT; TERMINATION

         The Board may at any time and from time to time alter, amend, suspend, or terminate the Program in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the exemptions available under Rule 16b-3 to be applicable to the Program and the Eligible Directors shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon.

                    SECTION 13. RIGHTS OF ELIGIBLE DIRECTORS

         Nothing contained in the Program or with respect to any grant shall interfere with or limit in any way the right of the stockholders of the Company to remove any Eligible Director from the Board pursuant to the bylaws of the Company, nor confer upon any Eligible Director any right to continue in the service of the Company as a director.

                        SECTION 14. GENERAL RESTRICTIONS

         (a) Investment Representations. The Company may require any Eligible Director to whom Common Stock is issued, as a condition of receiving such Common Stock, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Compliance with Securities Laws. Each issuance shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such issuance may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         (c) Nontransferability. Unless otherwise determined by the Committee, awards under this Program shall not be transferable by an Eligible Director other than by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, or Title I of ERISA, or the rules thereunder.

                             SECTION 15. WITHHOLDING

         The Company may defer making payments or delivering shares of Common Stock under the Program until satisfactory arrangements have been made for the payment of any federal, state or local income or employment taxes required to be withheld with respect to such payment or delivery.

                            SECTION 16. GOVERNING LAW

         The Program and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota.

                          SECTION 17. UNFUNDED PROGRAM

         Unless otherwise determined by the Committee, the Program shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Program shall not establish any fiduciary relationship between the Company and any Eligible Director or other person. To the extent any person holds any rights by virtue of a grant under the Program, such right shall be no greater than the right of an unsecured general creditor of the Company.

                              SECTION 18. HEADINGS

         The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Program.



                                                                       EXHIBIT A
                                  IMATION CORP.
                    1996 DIRECTORS STOCK COMPENSATION PROGRAM
                         (As Amended - January 24, 1997)

           ELECTION TO RECEIVE COMMON STOCK OR RESTRICTED STOCK UNITS

         THIS ELECTION is made by ___________________ (the "Eligible Director"), as of the ____ day of _________, 19___.

         WHEREAS, Imation Corp., a Delaware corporation (the "Company") has adopted the Imation Corp. 1996 Directors Stock Compensation Program (As Amended) (the "Program");

         WHEREAS, the Eligible Director has the option under the Program to receive Common Stock and/or Restricted Stock Units (as defined in the Program) in lieu of payment of certain cash compensation for service as a director of the Company;

         NOW, THEREFORE, in accordance with the terms and conditions of the Program, the Eligible Director hereby agrees as follows:

         1.  The Program

         This Election is entered into pursuant to the Program, which is incorporated herein by reference and made a part hereof. The Eligible Director hereby acknowledges receipt of a copy of the Program. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Program.

         2.  Election to Receive Common Stock

         Subject to the terms and conditions of the Program, the Eligible Director hereby elects to receive shares of Common Stock in lieu of certain cash compensation payable for service as a director of the Company as follows:

                           ____% of the prorated Basic Fee (excluding the
                  portion of the prorated Basic Fee automatically granted in the form of Restricted Stock) payable on the date first elected to the Board of Directors (if other than at an annual meeting of stockholders)

                           ____% of the Basic Fee (excluding the portion of the
                  Basic Fee automatically granted in the form of Restricted Stock) payable on each Accounting Date after the date hereof

                           ____% of Meeting Fees payable on each Quarterly
                  Payment Date after the date hereof

         3.  Election to Receive Restricted Stock Units

         Subject to the terms and conditions of the Program, the Eligible Director hereby elects to receive Restricted Stock Units in lieu of certain cash compensation payable for service as a director of the Company as follows:

                           ____% of the prorated Basic Fee (excluding the
                  portion of the prorated Basic Fee automatically granted in the form of Restricted Stock) payable on the date first elected to the Board of Directors (if other than at an annual meeting of stockholders)

                           ____% of the Basic Fee (excluding the portion of the
                  Basic Fee automatically granted in the form of Restricted Stock Units) payable on each Accounting Date after the date hereof

                           ____% of Meeting Fees payable on each Quarterly
                  Payment Date after the date hereof

                           Such Restricted Stock Units shall be payable as set
                  forth in the Program on the earlier to occur of a Change in Control or the following date:

                           ____ _______ anniversary of the grant date (please
                  specify)

                           ____ the date the Eligible Director's service on the
                  Board terminates for any reason

                           ____ other (please
                  specify):_____________________________

         4.  Term of Election

         This Election will remain in effect until terminated or changed by the Eligible Director pursuant to written notice to the Secretary of the Company or filing of a new Election Form.

         IN WITNESS WHEREOF, the Eligible Director has entered into this Election on the day and year first above written, and the Company has accepted this Election as of such day and year.

         ELIGIBLE DIRECTOR


         _____________________________
         Signature


         Accepted and Agreed to by IMATION CORP.



         By:  _________________________
         Title:  ________________________